                           SCHEDULE 14(A) INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

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                               Oracle Corporation
                  ------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  ------------------------------------------
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                               [LOGO OF ORATEC]

                              500 Oracle Parkway
                        Redwood City, California 94065

September 7, 1999
To our Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders of Oracle Corporation (the "Company"). The Annual Meeting will be held on Monday, October 18, 1999, at 10:00 a.m., in the Oracle Corporation Conference Center, located at 350 Oracle Parkway, Redwood City, California.

  The actions expected to be taken at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

  Included with the Proxy Statement is a copy of the Company's Annual Report on Form 10-K for fiscal year 1999. We encourage you to read the Form 10-K. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

  Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote electronically via the Internet or telephone. See "Voting Via the Internet or By Telephone" in the Proxy Statement for more details. Please note that there are separate Internet and telephone voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker. Returning the proxy or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

  We look forward to seeing you at the Annual Meeting.

                                          Sincerely,
                                                 /s/ Lawrence J. Ellison
                                                   LAWRENCE J. ELLISON
                                          Chairman of the Board and Chief
                                           Executive Officer

                              [LOGO OF ORACLE(R)]

                              500 Oracle Parkway
                        Redwood City, California 94065

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

  The Annual Meeting of Stockholders of the Company will be held on Monday, October 18, 1999, at 10:00 a.m., in the Oracle Corporation Conference Center, located at 350 Oracle Parkway, Redwood City, California, for the following purposes:

  1. To elect a Board of Directors to serve for the ensuing year.

  2. To approve the adoption of the Company's Executive Officers Fiscal Year 2000 Bonus Plan.

  3. To approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of the Company's Common Stock from 2,000,000,000 to 4,000,000,000 shares.

  4. To approve an amendment to the Company's 1991 Long-Term Equity Incentive Plan increasing the number of shares of the Company's Common Stock reserved for issuance thereunder by 70,000,000 shares.

  5. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the current fiscal year.

  6. To transact any other business that may properly come before the meeting.

  Stockholders of record at the close of business on August 20, 1999 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

                               By Order of the Board of Directors,
                               /s/ Daniel Cooperman
                               DANIEL COOPERMAN
                               Senior Vice President, General Counsel
                                & Secretary

Redwood City, California
September 7, 1999

  Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote electronically via the Internet or telephone.

                                PROXY STATEMENT

                               September 7, 1999

  The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Oracle Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"). The Annual Meeting will be held on Monday October 18, 1999, at 10:00 a.m., in the Oracle Corporation Conference Center, located at 350 Oracle Parkway, Redwood City, California. All holders of record of Common Stock, par value $0.01 per share (the "Common Stock"), at the close of business on August 20, 1999, the record date, will be entitled to vote at the Annual Meeting. At the close of business on the record date, the Company had 1,416,805,795 shares of Common Stock outstanding and entitled to vote. A majority, 708,402,898, of these shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. This Proxy Statement, the accompanying proxy, and the Company's Annual Report on Form 10-K were first mailed to stockholders on or about September 7, 1999. The Company's Annual Report on Form 10-K contains the information required by Rule 14a-3 of the Rules of the Securities and Exchange Commission (the "SEC").

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

  Stockholders are entitled to one vote for each share of Common Stock held. Shares of Common Stock may not be voted cumulatively.

  Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it either before the meeting at which the matter voted by proxy is acted upon or at the meeting before the vote on the matter. A proxy may be revoked by a later proxy that is signed by the person who signed the earlier proxy and presented at the meeting or by attendance at the meeting and voting in person.

  The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers, and other employees of the Company by personal interview, telephone, or facsimile. No additional compensation will be paid for such solicitation. The Company also has retained Corporate Investor Communications, Inc. ("CIC") to assist in the solicitation of proxies. CIC will receive a fee for such services of approximately $12,500, plus reasonable out-of-pocket expenses, which will be paid by the Company. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  At the Annual Meeting, the stockholders will elect directors to hold office until the next annual meeting of stockholders and until successors have been duly elected and qualified or until any such director's earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of the nine nominees recommended by the Board of Directors, unless the proxy is marked in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxyholder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

Directors

  The following incumbent directors are being nominated for re-election to the
Board: Lawrence J. Ellison, Donald L. Lucas, Michael J. Boskin, Raymond J. Lane, Jeffrey O. Henley, Jack F. Kemp, Jeffrey Berg, Richard A. McGinn and Kay Koplovitz.

Required Vote

  Directors are elected by a plurality of votes cast. Votes withheld and broker non-votes are not counted toward a nominee's total.

                   The Board of Directors recommends a vote
             for the election of each of the nominated directors.

  Mr. Ellison, 55, has been Chief Executive Officer and a director of the Company since he co-founded the Company in May 1977. Mr. Ellison has been Chairman of the Board since June 1995 and served as Chairman of the Board from April 1990 until September 1992. He also served as President of the Company from May 1977 to June 1996. Mr. Ellison is co-chairman of California's Council on Information Technology. He is also a director of Apple Computer, Inc., Liberate Technologies, a computer software company, and SuperGen, Inc., a pharmaceutical company.

  Mr. Lucas, 69, has been a director of the Company since March 1980. He has been Chairman of the Executive Committee since 1986 and Chairman of the Finance and Audit Committee since 1987. Mr. Lucas has been a member of the Committee on Compensation and Management Development (the "Compensation Committee") since 1989 and a member of the Nominating Committee since December 1996. He was Chairman of the Board from October 1980 through March 1990. He has been a venture capitalist since 1960. He also serves as a director of Cadence Design Systems, Inc., Coulter Pharmaceutical, Inc., Macromedia, Inc., Transcend Services, Inc. and Tricord Systems, Inc.

  Dr. Boskin, 53, has been a director of the Company since May 1994. He has been a member of the Finance and Audit Committee and the Nominating Committee since July 1994 and a member of the Compensation Committee since July 1995. He was appointed Chairman of the Compensation Committee by the Board in July 1997. Dr. Boskin has been a professor of economics at Stanford University since 1971 and is Chief Executive Officer and President of Boskin & Co., Inc., a consulting firm. He was Chairman of the President's Council of Economic Advisers from February 1989 until January 1993. Dr. Boskin also serves as a director of Exxon Corporation, First Health Group Corp., and Vodafone AirTouch Public Limited Company.

  Mr. Lane, 52, has been President and Chief Operating Officer of the Company since July 1996. Mr. Lane served as Executive Vice President of the Company and President of Worldwide Operations from October 1993 to June 1996 and has been a director since June 1995. He served as a Senior Vice President of the Company and President of Oracle USA from June 1992 to September 1993. Before joining Oracle, Mr. Lane was a Senior Vice President and Managing Partner of the Worldwide Information Technology Group at Booz-Allen & Hamilton from July 1986 to May 1992. He served on the Booz-Allen & Hamilton Executive Committee and its Board of Directors from April 1987 to May 1992. Mr. Lane is also a member of the Board of Trustees of Carnegie-Mellon University and serves on the Board of Directors of Special Olympics International. Mr. Lane is a director of Marimba Inc., a computer software company.

  Mr. Henley, 54, has been Executive Vice President and Chief Financial Officer of the Company since March 1991 and has been a director since June 1995. Prior to joining Oracle, he served as Executive Vice President and Chief Financial Officer of Pacific Holding Company, a privately-held company with diversified interests in manufacturing and real estate, from August 1986 to February 1991. Mr. Henley is a director of Liberate Technologies.

  Mr. Kemp, 64, has served as a director of the Company since February 1997 and previously served as a director of the Company from February 1995 until September 1996. Mr. Kemp has been Co-Director of Empower America from 1993 to the present. Mr. Kemp served as a member of Congress for 18 years and as Secretary of Housing and Urban Development from February 1989 until January 1992. In 1996 Mr. Kemp was the Republican candidate for Vice President of the United States. Mr. Kemp also serves as a director of Carson,

Inc., a manufacturer and marketer of ethnic hair care products, Everen Capital Corporation, a securities firm, The Sports Authority, Inc., a sporting goods retailer, JumpMusic.com, Inc., an online music products retailer, Proxicom, Inc., a provider of internet solutions, Speedway Motorsports, Inc., a leading sponsor of motorsports in the United States and ZapMe! Corporation, a provider of interactive network solutions to schools.

  Mr. Berg, 52, has been a director of the Company since March 1997. He has been a member of the Finance and Audit Committee since April 1997. Mr. Berg has been an agent in the entertainment industry for over 25 years and the Chairman and Chief Executive Officer of International Creative Management, Inc., a talent agency for the entertainment industry, since 1985. He served as Co-Chair of California's Council on Information Technology and was President of the Executive Board of the College of Letters and Sciences at the University of California at Berkeley. Mr. Berg is also a director of Shaman Pharmaceuticals, Inc., a developer of pharmaceutical products.

  Mr. McGinn, 52, has been a director of the Company since March 1997. Mr. McGinn has served as the Chairman of the Board of Lucent Technologies, Inc. ("Lucent Technologies") since February 1998 and has been its Chief Executive Officer since October 1997. He has been President since February 1996, and was Chief Operating Officer from February 1996 to October 1997. Lucent Technologies previously was the communications and technology subsidiary of AT&T that was spun off in April 1996. Mr. McGinn served as Executive Vice President of AT&T and Chief Executive Officer of AT&T Network Systems from October 1994 to April 1996. He served as President and Chief Operating Officer of AT&T Network Systems from August 1993 to October 1994 and as a Senior Vice President from August 1992 to August 1993. Mr. McGinn also serves as a director of the American Express Company.

  Ms. Koplovitz, 54, has been a director of the Company since October 1998. She has been a member of the Nominating Committee since July 1999. Since June 1998, she has served as Chief Executive Officer of Koplovitz & Co., a company specializing in media start-up ventures. She is the Founder of USA Networks, and served as its Chairman and Chief Executive Officer from its premiere in 1977 as television's first advertiser-supported basic cable network until June 1998. In 1992, Ms. Koplovitz launched the Sci-Fi Channel, which has become one of the industry's fastest-growing networks. Ms. Koplovitz is also a director of Nabisco Holdings Corp. and Liz Claiborne, Inc. In June 1998, Ms. Koplovitz was appointed by President Clinton to chair the National Women's Business Council.

Director Compensation

  The Company currently pays Messrs. Kemp, Berg and McGinn and Ms. Koplovitz an annual retainer of $30,000 each. Dr. Boskin currently is paid an annual retainer of $70,000 and Mr. Lucas currently is paid an annual retainer of $120,000 in connection with their additional board committee duties. Non-employee members of the Board also receive directors' fees of (1) $1,500 for each regularly scheduled Board meeting attended, (2) $3,000 for each meeting of the Finance and Audit Committee attended, and (3) $2,000 per day for each special meeting or committee meeting attended. Non-employee members of the Board also participate in the Company's 1993 Directors' Stock Option Plan, which provides for the following grants of options to purchase Common Stock of the Company to non-employee members of the Board: options to purchase 75,000 shares of Common Stock as of the date an individual becomes a non-employee director; options to purchase 27,000 shares of Common Stock on May 31st of each year provided such director has served on the Board for at least six months; and in lieu of the latter option grant, options to purchase 60,000 shares of Common Stock on May 31st of each year to the director (or directors) who serves as chairman of either the Executive Committee or the Finance and Audit Committee (or both), provided such director has served in such capacity for at least one year and options to purchase 37,500 shares of Common Stock on May 31st of each year to the director who serves as chairman of the Compensation Committee, provided such director has served as a member of such committee for at least one year. Messrs. Ellison, Lane and Henley are employees of the Company and are not separately compensated as directors of the Company.

Board of Directors' Meetings and Committees

  The Board of Directors met four times at regularly scheduled meetings and twice at special meetings during fiscal year 1999. During that same period, the Board acted seven times by unanimous written consent. Standing committees of the Board currently include, among others, the Executive Committee, the Finance and Audit Committee, the Compensation Committee and the Nominating Committee. Each incumbent director has attended at least 75% of all Board meetings and applicable committee meetings, except Mr. McGinn, who attended three of four regularly scheduled Board meetings and one of two special Board meetings.

  Messrs. Ellison, Lucas and Henley are presently the members of the Executive Committee. The Executive Committee did not meet during fiscal year 1999, and during that same period acted fifteen times by unanimous written consent. Unless otherwise determined by the Board, the Executive Committee is generally vested with all the powers of the Board of Directors, except that the Executive Committee cannot take action beyond certain financial limits, liquidate the Company, sell all or substantially all of the Company's assets, merge the Company with another company where the Company is not the surviving entity, or take any other action not permitted to be delegated to a committee under Delaware law or the Company's Bylaws.

  Messrs. Lucas and Berg and Dr. Boskin are presently the members of the Finance and Audit Committee. The Finance and Audit Committee met four times during fiscal year 1999. The primary function of the Finance and Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance matters. The Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department; (3) evaluate the Corporation's quarterly financial performance and forecasts as well as its compliance with laws and regulations;
(4) oversee management's establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal auditing department, and the Board of Directors.

  Dr. Boskin and Mr. Lucas are presently the members of the Compensation Committee. The Compensation Committee met three times during fiscal year 1999, and during that same period acted forty-six times by unanimous written consent. The function of the Compensation Committee is to: (1) review and set the compensation of the Company's Chief Executive Officer and certain of its most highly compensated officers, including salary, bonuses and other incentive plans, stock options and other forms of compensation; (2) administer the Company's stock plans and approve stock option awards; and (3) to oversee the career development of senior management.

  Dr. Boskin, Mr. Lucas and Ms. Koplovitz are presently the members of the Nominating Committee. The Nominating Committee met once during fiscal year 1999, and during that same period acted once by unanimous written consent. The function of the Nominating Committee is to recommend qualified candidates for election as officers and directors of the Company. Stockholders wishing to recommend candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company and providing the candidate's name, biographical data and qualifications.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information, as of August 20, 1999 (unless otherwise indicated below), with respect to the beneficial ownership of the Company's Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all current executive officers and directors as a group.

                                                                         Percent
                                                  Amount and Nature of     of
      Name and Address of Beneficial Owner       Beneficial Ownership(1)  Class
      ------------------------------------       ----------------------- -------
Lawrence J. Ellison(2)..........................       344,039,275        24.1%
500 Oracle Parkway, Redwood City, CA 94065
FMR Corp.(3)....................................        52,822,716         5.4%
82 Devonshire Street, Boston, MA 02109
Raymond J. Lane(4)..............................         5,633,191           *
Gary L. Bloom(5)................................           909,445           *
Jeffrey O. Henley(6)............................         4,035,206           *
Jay Nussbaum(7).................................           185,892           *
Donald L. Lucas(8)..............................           246,166           *
Michael J. Boskin(9)............................           224,529           *
Jack Kemp(10)...................................            63,013           *
Jeffrey Berg(11)................................            63,000           *
Richard A. McGinn(12)...........................            63,000           *
Kay Koplovitz...................................                 0           *
All current executive officers and directors
 as a group (17 persons)(13)....................       356,657,286        24.9%

--------
*Less than 1%

 (1) Unless otherwise indicated below, each stockholder listed had sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws, if applicable.

 (2) Includes 13,431,000 shares subject to currently exercisable options or options exercisable within 60 days.

 (3) FMR Corp. filed with the SEC a Schedule 13G dated February 12, 1999, indicating that FMR Corp. holds 3,087,572 shares for which it has sole voting power and 52,822,716 shares for which it has sole dispositive power.

 (4) Includes 5,618,890 shares subject to currently exercisable options or options exercisable within 60 days.

 (5) Includes 5,495 shares in trust. Includes 860,249 shares subject to currently exercisable options or options exercisable within 60 days.

 (6) Includes 4,026,568 shares subject to currently exercisable options or options exercisable within 60 days.

 (7) Includes 179,949 shares subject to currently exercisable options or options exercisable within 60 days.

 (8) Includes 13,275 shares held in trust. Includes 232,891 shares subject to currently exercisable options or options exercisable within 60 days.

 (9) Includes 224,529 shares subject to currently exercisable options or options exercisable within 60 days.

(10) Includes 63,000 shares subject to currently exercisable options or options exercisable within 60 days.

(11) Includes 63,000 shares subject to currently exercisable options or options exercisable within 60 days.

(12) Includes 63,000 shares subject to currently exercisable options or options exercisable within 60 days.

(13) Includes all shares described in notes (2) and (4)-(12) above and 1,128,584 additional shares subject to currently exercisable options or options exercisable within 60 days.

                            EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

  The following table provides certain summary information concerning compensation paid by the Company to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (determined as of May 31, 1999) (hereinafter referred to as the "named executive officers") for the fiscal years ended May 31, 1999, 1998, and 1997.

                          Summary Compensation Table

                                                                   Long-Term
                                                                  Compensation
                                                                     Awards
                                                                  ------------
                                                                   Securities
                                             Annual Compensation   Underlying
   Name and Principal                       --------------------- Options/SARs
        Position                Fiscal Year Salary($)   Bonus($)       (#)(1)
   ------------------           ----------- ---------- ---------- ------------
Lawrence J. Ellison............    1999     $1,000,000 $2,752,000  1,500,000
 Chairman and                      1998     $  999,987 $  530,000          0
 Chief Executive Officer           1997     $  999,985 $1,850,000  2,400,000
Raymond J. Lane................    1999     $1,000,000 $2,250,000  1,125,000
 President and Chief               1998     $  974,991 $  206,250          0
 Operating Officer                 1997     $  883,334 $1,395,000  4,125,000
Gary L. Bloom..................    1999     $  888,864 $2,352,919  1,800,000
 Executive Vice President          1998     $  334,713 $  200,000    525,000
                                   1997     $  279,984 $  200,000          0
Jeffrey O. Henley..............    1999     $  727,500 $1,334,609    600,000
 Executive Vice President          1998     $  645,000 $  113,437          0
 and Chief Financial Officer       1997     $  591,666 $  852,000    825,000
Jay Nussbaum...................    1999     $  525,000 $1,151,730    750,000
 Executive Vice President,         1998     $  345,600 $  386,996     90,000
 Oracle Service Industries         1997     $  315,600 $  454,441          0

--------
(1) All figures in this column reflect options to purchase common stock and adjustments, to the extent applicable, for two 3-for-2 stock splits effective August 15, 1997 and February 26, 1999, respectively.

Stock Options

  The following table sets forth information concerning the grant of stock options to each of the named executive officers in fiscal year 1999:

                     Option/SAR Grants in Last Fiscal Year

                                         Individual Grants
                         --------------------------------------------------
                                         Percent of                          Potential Realizable
                                           Total                            Value at Assumed Annual
                           Number of    Options/SARs                         Rates of Stock Price
                          Securities     Granted to                         Appreciation for Option
                          Underlying    Employees in Exercise or                     Term
                         Options/ SARs  Fiscal Year     Base     Expiration -----------------------
    Name                 Granted(#)(1)      1999     Price($/sh)    Date       5%($)      10%($)
    ----                 -------------  ------------ ----------- ---------- ----------- -----------
Lawrence J. Ellison.....   1,500,000(2)     3.59       $16.71      7/13/08  $15,763,244 $39,947,155
Raymond J. Lane.........   1,125,000(2)     2.69       $16.71      7/13/08  $11,822,433 $29,960,366
Gary L. Bloom...........     300,000(2)      .72       $16.71      7/13/08  $ 3,152,649 $ 7,989,431
                           1,500,000(3)     3.59       $15.92     10/09/08  $15,018,004 $38,058,570
Jeffrey O. Henley.......     600,000(2)     1.43       $16.71      7/13/08  $ 6,305,298 $15,978,862
Jay Nussbaum............     375,000(4)      .90       $16.29      7/10/08  $33,841,760 $99,735,774
                             375,000(5)      .90       $32.46      1/22/09  $77,655,220 $19,399,830

--------
(1) Each option granted vests at the rate of 25% per annum. Options will become immediately exercisable if 50% of the voting stock of the Company is acquired in a transaction or series of transactions expressly disapproved by the Board. Each option was granted under the Company's 1991 Long-Term Equity Incentive Plan and has an exercise price equal to the fair market value of the Common Stock on the date of grant.

(2) Option granted on July 13, 1998.

(3) Option granted on October 9, 1998.

(4) Option granted on July 10, 1998.

(5) Option granted on January 22, 1999.

  The following table sets forth information with respect to the named executive officers concerning exercises of options during fiscal year 1999 and unexercised options held as of the end of fiscal year 1999.

            Aggregated Option/SAR Exercises in Last Fiscal Year and
                       Fiscal Year-End Option/SAR Values

                                                       Number of Securities      Value of Unexercised
                                            Value     Underlying Options/SARs  in-the-Money Options/SARs
                         Shares Acquired  Realized    at Fiscal Year-End (#)    at Fiscal Year-End ($)
    Name                 on Exercise (#)     ($)     Exercisable/Unexercisable Exercisable/Unexercisable
    ----                 --------------- ----------- ------------------------- -------------------------
Lawrence J. Ellison.....     390,000     $10,032,243   12,999,750/3,693,750    $223,533,399/$23,121,426
Raymond J. Lane.........     951,495     $18,645,498    5,478,625/4,415,625    $ 52,814,267/$25,696,150
Gary L. Bloom...........      55,875     $   906,609      427,405/2,257,032    $  5,060,148/$17,410,161
Jeffrey O. Henley.......     150,000     $ 3,768,244    3,848,443/1,415,625    $ 56,616,094/$ 9,093,145
Jay Nussbaum............      39,375     $   418,594      168,752/  851,250    $  2,585,080/$ 3,656,316

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee currently consists of Dr. Boskin and Mr. Lucas. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 1999. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

        Report of Committee on Compensation and Management Development of the Board of Directors on Executive Compensation

  Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act") that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filing.

 Membership and Role of the Committee on Compensation and Management
Development

  The Committee on Compensation and Management Development (the "Compensation Committee") consists of the following non-employee members of the Company's Board of Directors: Michael J. Boskin and Donald L. Lucas.

  The Compensation Committee reviews and determines the Company's executive compensation objectives and policies, administers the Company's stock plans and grants stock options and monitors and oversees the career development of management personnel. In fiscal year 1999, the Board of Directors expanded the charter of the Compensation Committee to include overseeing management career development and accordingly changed the Compensation Committee's name. The Compensation Committee's purview was expanded, in part, to help the Company attract, develop and retain talented executive personnel in an extremely competitive market.

  Within the Silicon Valley, competition for executive talent is especially intense in the information technology industry. With this perspective, the Compensation Committee reviews and sets the compensation of the Company's Chief Executive Officer and the other members of the Company's executive management committee.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's highest paid executives. Certain performance-based compensation that has been approved by stockholders is not subject to the deduction limit. The Company intends to qualify certain compensation paid to executive officers for deductibility under the Code, including Section 162(m). However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

 Executive Compensation Program

Objectives

  The objectives of the Company's executive compensation program are to:

  --Attract and retain highly talented and productive executives.

  --Provide incentives for superior performance by paying above-average compensation.

  --Align the interests of executive officers with the interests of the Company's stockholders by basing a significant portion of compensation upon the Company's performance.

Components

  The Company's executive compensation program combines the following three components, in addition to the benefit plans offered to all employees: base salary; annual bonus; and long-term incentive compensation consisting of stock option grants.

  It is the Company's policy to set base salary levels, annual bonuses and long-term incentive compensation above an average of select corporations to which the Company compares its executive compensation. The

Company selects such corporations on the basis of a number of factors, such as their size and complexity, the nature of their businesses, the regions in which they operate, the structure of their compensation programs (including the extent to which they rely on bonuses and other contingent compensation) and the availability of compensation information. The corporations against which the Company compares its compensation are not necessarily those included in the indices used to compare the stockholder return in the Stock Performance Chart. Further, the corporations selected for such comparison may vary from year to year based upon market conditions and changes in both the Company's and the corporations' businesses over time. The Company believes that above-average compensation levels are necessary to attract and retain high caliber executives necessary for the successful conduct of the Company's business.

  Each component of the Company's executive compensation program serves a specific purpose in meeting the Company's objectives. The components of the Company's executive compensation program are described below, except for any limitations arising from certain provisions of employment agreements that the Company enters into upon hiring an executive.

  Base salary. The Compensation Committee annually reviews the salaries of the Company's executives. When setting base salary levels, in a manner consistent with the objectives outlined above, the Committee considers competitive market conditions for executive compensation, Company performance and individual performance.

  The measures of individual performance considered in setting fiscal year 1999 salaries included, to the extent applicable to an individual executive officer, a number of quantitative and qualitative factors such as the Company's historical and recent financial performance in the principal area of responsibility of the officer (including such measures as gross margin, net income, sales, customer count and market share), the individual's progress toward non-financial goals within his area of responsibility, individual performance, experience and level of responsibility and other contributions made to the Company's success. The Compensation Committee has not found it practicable, nor has it attempted, to assign relative weights to the specific factors used in determining base salary levels, and the specific factors used may vary among individual officers. As is typical for most corporations, payment of base salary is not conditioned upon the achievement of any specific, pre-determined performance targets.

  Annual bonus. The Company's cash bonus program seeks to motivate executives to work effectively to achieve the Company's financial performance objectives and to reward them when objectives are met. Fiscal year 1999 executive bonus payments for Messrs. Ellison, Lane, Henley and Bloom were based upon earnings per share and revenue growth and increased based on the Company's revenue growth changes in relation to the revenue growth of one of the Company's competitors designated by the Committee. In Mr. Bloom's case, part of his bonus also related to his agreement to accept additional responsibilities at the Company. The executive bonus payments for the other executive vice presidents were based upon certain components of the Company's revenues, margins, leadership, customer satisfaction and expense control.

  Long-term incentive compensation. The Company believes that option grants
(1) align executive interests with stockholder interests by creating a direct link between compensation and stockholder return, (2) give executives a significant, long-term interest in the Company's success and (3) help retain key executives in a competitive market for executive talent.

  The Company's 1990 Executive Officers Stock Option Plan and 1991 Long-Term Equity Incentive Plan authorize the Committee to grant stock options to executives. Option grants are made from time to time to executives whose contributions have or will have a significant impact on the Company's long-term performance. The Company's determination of whether option grants are appropriate each year is based upon individual performance measures established for each individual. Options are not necessarily granted to each executive during each year. Generally, options granted to executive officers vest in equal annual installments over a period of four years and expire ten years from the date of grant.

  Benefits. The Company believes that it must offer a competitive benefit program to attract and retain key executives.

  During fiscal year 1999, the Company provided medical and other benefits to its executive officers that are generally available to the Company's other employees.

  Compensation of the Chief Executive Officer. The Chief Executive Officer's compensation plan for fiscal year 1999 included the same elements and performance measures as the plans of the Company's other executive officers.

  Mr. Ellison's salary for fiscal year 1999, as compared to fiscal year 1998, effectively remained unchanged and his bonus for fiscal year 1999 increased 419% compared to the previous fiscal year. The increase in Mr. Ellison's bonus reflects the application of the fiscal year 1999 bonus plan, as adopted by the stockholders of the Company on October 19, 1998, to the Company's financial results for fiscal year 1999 reduced with respect to the formulaic portion of his bonus.

Submitted by: Michael J. Boskin
           Donald L. Lucas

Stock Performance Graph

  The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Standard & Poor's 500 Index and the Hambrecht & Quist ("H&Q") Technology Index for the five fiscal years commencing May 31, 1994 and ending May 31, 1999, assuming an investment of $100 and the reinvestment of any dividends.

  The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock.


Cumulative Total Return

                                 5/94     5/95     5/96     5/97     5/98     5/99
                                 ----     ----     ----     ----     ----     ----
      Oracle Corporation ORCL    100      152      218      306      233      367

      S&P 500       1500         100      120      154      200      261      316

      H&Q Technology   1HQT      100      148      209      251      301      460

Transactions and Legal Actions Involving Management

  From June 1, 1998 to the present, there have been no transactions, or currently proposed transactions, between the Company or any of its subsidiaries and any executive officer, director, 5% beneficial owner of the Company's Common Stock, or member of the immediate family of the foregoing persons in which one of the foregoing individuals or entities had an interest of more than $60,000, except for the following:

  The Company develops and licenses software products which may be used with a computer manufactured by nCUBE, a manufacturer of massively-parallel supercomputers. Mr. Ellison owns a controlling interest in nCUBE. During fiscal year 1998, the Company purchased from nCUBE approximately $13,000 of computer equipment and maintenance and related services. During fiscal year 1999, the Company purchased $565,000 in computer equipment from nCUBE. The Company has loaned nCUBE certain computer hardware (used primarily to facilitate communications between the Company and nCUBE and for development work requested by the Company) and nCUBE has loaned certain computer hardware to the Company. The Company has also entered into a reseller agreement with nCUBE entitling nCUBE to distribute certain software which the Company has a license to distribute.

  During fiscal year 1999, the Company entered into an agreement with MindQ LLC, a company in which Mr. Ellison owns a controlling interest, which allows the Company to resell some of MindQ LLC's existing courses as well as certain additional courses that will be developed by MindQ LLC at its cost. Recently, the Company has proposed to pay MindQ $375,000 to develop three courses on behalf of the Company.

  During fiscal year 1999, the Company leased two aircraft from Wing and a Prayer, Incorporated, which is owned by Mr. Ellison. The aggregate amount billed to the Company for the use of the aircraft was approximately $1,074,000. The Company believes that the amount billed for the use of the aircraft and the pilots are within the range charged by third-party commercial charter companies for similar model aircraft. The Company and Mr. Ellison have negotiated an indemnity agreement pursuant to which Mr. Ellison would indemnify the Company up to $250,000,000 in the event that Wing and a Prayer's aviation insurance policy does not provide full coverage to the Company.

  During fiscal year 1999, Lucent Technologies, of which Mr. McGinn is Chairman and Chief Executive Officer, purchased $24,193,152 of property and services from the Company. In addition, the Company purchased $94,872 of property and services from Lucent Technologies.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received or written representations from the Reporting Persons, the Company believes that with respect to the fiscal year ended May 31, 1999, all the Reporting Persons complied with all applicable filing requirements, except that Randall Baker filed a Form 5 to report his 401(k) holdings in the Oracle Stock Fund which were not disclosed in his timely filed Form 3.

                                PROPOSAL NO. 2

                      ADOPTION OF THE EXECUTIVE OFFICERS
                          FISCAL YEAR 2000 BONUS PLAN

  On July 9, 1999 [and          , 1999], the Compensation Committee
unanimously approved the adoption of the Executive Officers Fiscal Year 2000 Bonus Plan (the "Bonus Plan"), and the Board directed that the Bonus Plan be submitted to the stockholders at the 1999 Annual Meeting. Targets set at the
July 9, 1999 meeting [and in the          , 1999 written consent] for the
applicable performance period shall be null and void and no payments pursuant thereto may be made if the Bonus Plan is not approved by the stockholders of the Company.

  The purpose of the Bonus Plan is to motivate executives to achieve the Company's financial performance objectives and to reward them when those objectives are met.

Required Vote

  Approval of the adoption of the Executive Officers Fiscal Year 2000 Bonus Plan requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

                 The Board of Directors recommends a vote for approval of adoption of the Executive Officers Fiscal Year 2000 Bonus Plan.

Description of the Executive Officers Fiscal Year 2000 Bonus Plan

  History. The Compensation Committee approved the adoption of the Executive Officers Fiscal Year 2000 Bonus Plan (the "Bonus Plan") at a meeting held on
July 9, 1999 [and a written consent dated          , 1999].

  Purpose. The purpose of the Bonus Plan is to motivate executives to achieve the Company's financial performance objectives and to reward them when those objectives are met.

  Administration. The Bonus Plan will be administered by the Compensation Committee consisting of no fewer than two members of the Board, all of which members qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code ("Code Section 162(m)").

  Eligibility. Participants in the Bonus Plan are chosen solely at the discretion of the Compensation Committee. All officers of the Company are eligible to participate in the Bonus Plan. No person is automatically entitled to participate in the Bonus Plan in any plan year.

  Determination of Awards. Under the Bonus Plan, participants will be eligible to receive awards based upon the attainment and certification of certain performance criteria established by the Compensation Committee. If the Company reports a profit of at least one billion dollars for its fiscal year 2000,
Messrs. Lane and Bloom will receive a bonus of $       . As an additional part
of the Bonus Plan, Messrs. Lane, Henley and Bloom will receive awards based upon the Company's earnings per share which awards will consist of a percentage of base salary (including, in Mr. Lane's and Mr. Bloom's cases, the profitability bonus, if any, described above). The Compensation Committee adopts the performance criteria within 90 days after the start of each fiscal year or in advance of such other date as may be permitted under Code Section 162(m). With respect to fiscal year 2000, such determinations were made by the Committee at a meeting held on July 9, 1999 [and a written consent dated
      , 1999]. The details of the formula have not been included in this Proxy Statement to maintain the confidentiality of the Company's earnings expectations which the Company believes are confidential commercial or business information, the disclosure of which would adversely affect the Company.

  Payment of Awards. All awards will be paid in cash as soon as is practicable following determination of the award, unless the Committee has, prior to the grant of an award, received and approved, in its sole discretion, a request by a participant to defer receipt of an award in accordance with the Bonus Plan.

  Estimate of Benefits. The amounts that will be paid pursuant to the Bonus Plan are not currently determinable. The maximum bonus payment that any executive officer could receive under the Bonus Plan would be [four times the sum of his base salary and, in Mr. Lane's and Mr. Bloom's cases, the profitability bonus, if any]. In the past, bonus payments have ranged from about one-eighth to three times base compensation. The most highly paid
executive officer's base compensation for this purpose is $[            ].

  Amendment and Termination. The Committee may terminate the Bonus Plan, in whole or in part, suspend the Bonus Plan, in whole or in part from time to time, and amend the Bonus Plan, from time to time, including the adoption of amendments deemed necessary or desirable to correct any defect or supply omitted data or reconcile any inconsistency in the Bonus Plan or in any award granted thereunder so long as stockholder approval has been obtained if required in order for awards under the Bonus Plan to qualify as "performance-based compensation" under Code Section 162(m). No amendment, termination or modification of the Bonus Plan may in any manner affect awards theretofore granted without the consent of the participant unless the Committee has made a determination that an amendment or modification is in the best interests of all persons to whom awards have been previously granted, but in no event may such amendment or modification result in an increase in the amount of compensation payable pursuant to such award.

  Termination of Employment. Should the participant's employment with the Company terminate for any reason during the plan year, the participant will not be eligible to receive an award under the Bonus Plan.

  Federal Income Tax Consequences. Under present federal income tax law, participants will realize ordinary income equal to the amount of the award received in the year of receipt. That income will be subject to applicable income and employment tax withholding by the Company. The Company will receive a deduction for the amount constituting ordinary income to the participant, provided that the Bonus Plan satisfies the requirements of Code Section 162(m), which limits the deductibility of nonperformance-related compensation paid to certain corporate executives (and otherwise satisfies the requirements for deductibility under federal income tax law).

                                PROPOSAL NO. 3

                          AMENDMENT TO THE COMPANY'S
                         CERTIFICATE OF INCORPORATION

  On July 12, 1999, the Board authorized an amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.01 per share ("Common Stock"), from 2,000,000,000 to 4,000,000,000. The stockholders are being asked to approve this proposed amendment. As of August 20, 1999, 1,416,805,795 shares of Common Stock were
issued and outstanding and             shares were reserved for issuance under
the Company's stock plans and employee stock purchase plan.

Required Vote

  The approval of the adoption of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.

             The Board of Directors recommends a vote for approval of the amendment to the Company's Certificate of Incorporation.

  The Board believes that the proposed increase is desirable so that, as the need may arise, the Company will have more flexibility to issue shares of Common Stock without the expense and delay of a special stockholders' meeting, in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.

  Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law or stock exchange policies.

  The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

  The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt.

                                PROPOSAL NO. 4

                             AMENDMENT TO THE 1991
                        LONG-TERM EQUITY INCENTIVE PLAN

  At the Annual Meeting, the stockholders are being asked to approve the adoption of an amendment to the Company's 1991 Long-Term Equity Incentive Plan (the "1991 Plan"), adopted by the Board on July 12, 1999, which increases the number of shares reserved for issuance thereunder by a total of 70,000,000 shares of Common Stock.

Required Vote

  Approval of the adoption of the amendment to the 1991 Plan requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

           The Board of Directors recommends a vote for approval of the amendment to the 1991 Long-Term Equity Incentive Plan.

Plan Activity

  As of August 20, 1999, options to purchase an aggregate of          shares
of Common Stock issued under the 1991 Plan had been exercised, and options to
purchase           shares were outstanding. Without taking into account the
proposed amendment to the 1991 Plan,            shares remained available for
future grants as of August 20, 1999.

  The table under the caption "Option/SAR Grants in Last Fiscal Year" provides information with respect to the grant of options under the 1991 Plan to the Chief Executive Officer and the next four most highly compensated executive officers during fiscal year 1999. The following table sets forth additional information with respect to options granted under the 1991 Plan during fiscal year 1999 to certain groups:

                                                    Weighted Average  Options
     Identity of Group                               Exercise Price   Granted
     -----------------                              ---------------- ----------
     All executive officers as a group (11
      persons).....................................     $ 18.47       7,750,000
     Non-executive officer employees as a group
      (approximately          persons).............     $

Description of the 1991 Plan and Option Terms

  The following is a summary of the principal provisions of the 1991 Plan, but it is not intended to be a complete description of all of the terms and provisions of the 1991 Plan. A copy of the 1991 Plan will be furnished to any stockholder upon written request to the Secretary of the Company at the principal executive offices of the Company in Redwood City, California.

  History. The 1991 Plan was adopted by the Company's Board of Directors on July 31, 1991 and was approved by the Company's stockholders on October 14, 1991 with a total of 50,625,000 shares of the Company's Common Stock reserved for issuance thereunder. The 1991 Plan was amended by the Board of Directors to increase the number of shares reserved for issuance thereunder by 40,500,000 on July 19, 1993, and such amendment was approved by the stockholders on October 11, 1993. The 1991 Plan was amended by the Compensation Committee to limit the number of options that can be granted to any individual during any year to 10,125,000, and such amendment was approved by the stockholders on October 10, 1994. The 1991 Plan was amended by the Board of Directors to increase the number of shares reserved for issuance thereunder by 40,500,000 on July 17, 1995, and such amendment was approved by the stockholders on October 9, 1995. The

1991 Plan was amended by the Board of Directors to increase the number of shares reserved for issuance thereunder by 76,500,000 on July 15, 1996, and such amendment was approved by the stockholders on October 14, 1996. The 1991 Plan was amended by the Board of Directors to increase the number of shares reserved for issuance thereunder by 75,000,000 on July 13, 1998, and such amendment was approved by the stockholders on October 18, 1998.

  On December 9, 1996, the Company amended the 1991 Plan to provide for the assumption of options granted under the Datalogix International Inc. ("Datalogix") Amended and Restated 1992 Incentive Stock Plan and 1986 Key Employees' Stock Option Plan and on July 14, 1997, the Company amended the 1991 Plan to provide for the assumption of options granted by Treaury Services Corporation ("TSC") in connection with the acquisition of each of Datalogix and TSC. With respect to these assumed options, if there are conflicts between the terms of the Datalogix or TSC plans and the 1991 Plan, then the terms of the Datalogix or TSC plan, as appropriate, shall govern. If any provision of the 1991 Plan may be deemed to provide an additional benefit to the holder of these assumed options, then such provision shall not apply with respect to those assumed options.

  Purpose. The purpose of the 1991 Plan is to provide additional compensation and incentive to eligible employees, officers, directors, advisors and consultants whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business.

  Administration. The 1991 Plan is currently administered by the Compensation Committee. Subject to the terms of the 1991 Plan, the Compensation Committee determines the persons who are to receive awards, the number of shares subject to each award, the terms and conditions of such awards and the dates of grants. The Compensation Committee also has the authority to construe and interpret any of the provisions of the 1991 Plan or any options granted thereunder. Such interpretations are binding on the Company and on the participants.

  Eligibility. All officers, directors (who are also employees or consultants of the Company), employees, advisors and consultants of the Company (or any subsidiary or affiliate of the Company) are eligible to receive awards under the 1991 Plan. The Company may also grant options under the 1991 Plan in connection with its assumption or replacement of options issued by another company if the optionee would have been eligible to receive an option under the 1991 Plan had the other company applied the rules of the 1991 Plan in
granting such option. The Company currently has approximately     subsidiary
corporations eligible to participate in the 1991 Plan. As of August 20, 1999, approximately 43,000 full-time employees were eligible to receive options under the 1991 Plan, except those who are not eligible due to local laws.

  Option Awards. Both incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code (the "Code"), and nonqualified stock options ("NQSOs"), may be granted under the 1991 Plan. The Compensation Committee determines whether an option granted under the 1991 Plan will be an ISO or a NQSO. The 1991 Plan limits the aggregate fair market value (determined as of the time the option is granted) of the shares with respect to which ISOs are exercisable for the first time by the optionee during any calendar year to not more than $100,000. There is no similar limit on NQSOs granted under the 1991 Plan. The Company currently grants only NQSOs.

  Other Awards. In addition to stock options, certain other awards may be granted under the 1991 Plan, although no such rights or awards have been granted to date under the 1991 Plan. The Compensation Committee may grant Stock Appreciation Rights ("SAR"), together with related options, entitling the holder upon exercise to receive an amount in any combination of cash or Common Stock (as determined by the Compensation Committee) equal in value to the excess of the fair market value of the shares covered by such SAR on the date of exercise over the aggregate exercise price of the related option for such shares. The Compensation Committee may also grant rights to purchase stock under such terms and conditions as it may determine. In addition, the Compensation Committee may grant stock bonus awards payable in cash or Common Stock based upon reasonable performance criteria the Compensation Committee deems appropriate.

  Performance-Based Compensation Limits. No employee shall be granted in any fiscal year of the Company options and SARs to acquire in the aggregate more than 10,125,000 shares of Common Stock. The foregoing limitation, which shall adjust proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements applicable to options and SARs intended to qualify as performance-based compensation within the meaning of Code Section 162(m). In the event that the Compensation Committee determines that such limitation is not required to qualify options and SARs as performance-based compensation, the Compensation Committee may modify or eliminate such limitation.

  Terms of the Options. Each option granted pursuant to the 1991 Plan is evidenced by a stock option grant (the "Grant") issued by the Company. An exercise notice and agreement (the "Exercise Notice") is to be completed by the optionee at the time an option is exercised. The Company does not receive any consideration from an optionee at the time an option is granted. The forms of the Grant and the Exercise Notice may be amended by the Compensation Committee from time to time, subject to the terms of the 1991 Plan.

  Options may be granted under the 1991 Plan until July 30, 2001.

  Subject to the provisions of the 1991 Plan, the Compensation Committee may determine the vesting schedule of each option and other terms and conditions of exercisability. Options granted under the 1991 Plan typically vest in four equal annual installments starting from the date of grant, although vesting of an option may be accelerated by the Compensation Committee. The Compensation Committee also has the discretion to modify, extend or renew outstanding awards and to issue new awards in exchange for surrender of outstanding awards. The Compensation Committee also may cause the Company to purchase for cash or shares of Common Stock any option issued under the 1991 Plan.

  Generally, ISOs and NQSOs granted under the 1991 Plan must be exercised within ten years of the option grant date. Any ISO granted to a person owning 10% or more of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company (a "Ten Percent Stockholder") must be exercised within five years of the option grant date.

  The Compensation Committee determines the exercise price of each option granted, which is set forth in the Grant. Under the 1991 Plan, the exercise price of a NQSO granted to an employee may be less than the fair market value per share of the Company's Common Stock on the date the option is granted. In the case of an ISO, or in the case of an NQSO granted to a person other than an employee, the price shall be no less than 100% of the fair market value of a share of Common Stock at the time such option is granted, subject to certain conditions set forth in the 1991 Plan; provided that, in the case of an ISO granted to a Ten Percent Stockholder, the price shall be no less than 110% of the fair market value of the Common Stock on the date the option is granted. Options may be granted with exercise prices other than as described above in connection with the Company's assumption or replacement of options issued by another company. The exercise price of options granted under the 1991 Plan, including all applicable withholding taxes, must be paid: (1) in cash; (2) by surrender of shares of the Company's Common Stock owned by the optionee for at least six months (or, in the case of payment of withholding taxes, by having the Company withhold from the shares to be issued upon exercise) having a fair market value on the date of surrender equal to the exercise price of the option (or the amount of the withholding obligation); (3) where permitted by applicable law and approved by the Compensation Committee, in its sole discretion, by tender of a promissory note; (4) by cancellation of indebtedness of the Company to the optionee; (5) by waiver of compensation due to or accrued by the optionee for services rendered; (6) by a same-day sale commitment from the optionee and a qualified broker; (7) by a margin commitment from the optionee and a qualified broker; or (8) by any combination of the foregoing, where approved by the Compensation Committee in its sole discretion.

  Deferrals. The Compensation Committee may also permit participants to elect to defer receipt of benefits under the 1991 Plan or make automatic deferrals. The Committee may also provide and determine the amount of any deemed earnings for amounts deferred under the 1991 Plan.

  Nontransferability and Termination of Options. Options granted under the 1991 Plan may not be transferred by the optionee other than by will or by the laws of descent and distribution, except that the Compensation Committee may in its discretion grant NQSOs with limited transferability rights. During the lifetime of the optionee, an option may be exercised only by the optionee or his or her legal representative.

  If an optionee's employment or other association with the Company or a subsidiary is terminated for any reason other than death or disability, any outstanding option, to the extent (and only to the extent) that it was exercisable on the date of such termination, must be exercised by the optionee by the earlier of three months following such termination or the expiration date of the option. If termination is on account of disability, any outstanding option, to the extent exercisable on the termination date, must be exercised by the earlier of 12 months following such date or the expiration date of the option. If termination is on account of the Participant's death, any outstanding option must be exercised, to the extent the option would have been exercisable had the Participant continued his or her relationship with the Company for a period of time extending through an additional two vesting dates following the date of death, by the earlier of 12 months following the date of death or the expiration date of the option.

  Capital Changes. If the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of Common Stock available for option grants under the 1991 Plan, the number of shares and the exercise price per share for each outstanding option and the annual limitation noted above will be proportionately adjusted, subject to any required action by the Board or stockholders of the Company.

  In general, in the event of a merger or consolidation in which the Company is not the surviving corporation, or the sale of all or substantially all of the assets of the Company, the vesting of all awards granted pursuant to the 1991 Plan will accelerate and the awards will become exercisable in full prior to the consummation of such event (and such awards shall then terminate), at such times and on such conditions as the Compensation Committee determines, unless the successor corporation assumes the outstanding awards or substitutes substantially equivalent awards. In addition, if an employee's employment or other association with the Company's successor is terminated without cause within 12 months after consummation of a merger, consolidation or sale of assets, awards under the 1991 Plan will accelerate and become immediately and fully exercisable upon such termination.

  Notwithstanding the above, if the Company becomes the subject of a hostile takeover bid, then all outstanding awards shall become immediately exercisable with no further act or action required by the Board or the Committee as provided in the 1991 Plan.

  Amendment and Termination. The Committee may amend or terminate the 1991 Plan at any time and in any respect, except that the Committee cannot, without the approval of the stockholders of the Company, amend the 1991 Plan in any manner that requires stockholder approval pursuant to the Code or the regulations thereunder or pursuant to Rule 16b-3 of the Exchange Act. No amendment of the 1991 Plan may adversely affect any outstanding option or unexercised portion thereof without the optionee's written consent. Subject to the specific terms of the 1991 Plan, the Committee may accelerate any award or option, reduce any applicable exercise price or waive any conditions or restrictions pursuant to such award or option at any time.

  If an option granted pursuant to the 1991 Plan expires or terminates for any reason without being exercised in whole or in part, the shares released from such option or award will again become available for grant and purchase under the 1991 Plan.

Certain United States Federal Income Tax Information

  General. The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences associated with participation in the 1991 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. All participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 1991 Plan. Any tax effects that accrue to foreign employees as a result of participation in the 1991 Plan will be subject to the tax laws of the countries in which such employees reside.

Tax Treatment of the Optionee

  Nonqualified Stock Options. An optionee will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise (in most cases) and the optionee's purchase price. The included amount will be treated as ordinary income and reported on an employee's W-2 form, or in the case of a non-employee, on a 1099 form and will be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the optionee's salary) if the optionee is an employee. Upon the sale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as short term or long term capital gain or loss depending upon whether or not the optionee held the shares for more than one year following exercise of the NQSO.

  Incentive Stock Options. The optionee will recognize no income upon grant of an ISO and incur no tax on its exercise unless the optionee is subject to the alternative minimum tax described below. If the optionee holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

  If the optionee disposes of ISO Shares prior to the expiration of either of the above required holding periods (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise and the option exercise price, will be treated as ordinary income and reported on the employee's W-2 form. Income tax withholding on this income is optional. Any addition gain or loss will be long-term or short term capital gain or loss, depending upon whether or not the ISO Shares were held for more than one year following the date of exercise by the optionee. A disposition of ISO Shares for this purpose includes not only a sale or exchange, but also a gift or other transfer of legal title (with certain exceptions). Long-term capital gain is taxed at a maximum federal income tax rate of 20% rather than the 39.6% maximum rate applicable to other income.

  Alternative Minimum Tax. Generally, the difference between the fair market value of stock purchased by exercise of an ISO (generally measured as of the date of exercise) and the amount paid for that stock upon exercise of the ISO is an adjustment to income for purposes of the alternative minimum tax. An alternative minimum tax adjustment applies unless a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO. The alternative minimum tax (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income for alternative minimum taxable income up to $175,000 and 28% thereafter. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances).

  Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the exercise of a NQSO by a domestic optionee to the extent that the optionee recognizes ordinary income provided that the deduction is not disallowed under the provisions of Section 162(m) of the Code. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares and will not be entitled to any deduction upon exercise of an ISO.

  ERISA. The Company believes that the 1991 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

                                PROPOSAL NO. 5

                         RATIFICATION OF SELECTION OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Company has engaged Arthur Andersen LLP as its principal independent public accountants to perform the audit of the Company's financial statements for fiscal year 2000. Arthur Andersen LLP has audited the Company's financial statements for its last twelve fiscal years. The Board of Directors expects that representatives of Arthur Andersen LLP will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

Required Vote

  The ratification of the selection of Arthur Andersen LLP requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

               The Board of Directors recommends a vote for the
             ratification of the selection of Arthur Andersen LLP

                             STOCKHOLDER PROPOSALS

  Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's 2000 Annual Meeting of Stockholders must be received by May 10, 2000. If the Company is not notified of a stockholder proposal by July 24, 2000, then the management proxies may have the discretion to vote against such stockholder proposal, even though such proposal is not discussed in the proxy statement. Stockholder proposals should be addressed to Daniel Cooperman, Senior Vice President, General Counsel & Secretary, Oracle Corporation, Mailstop 5op7, Redwood City, California 94065.

                                OTHER BUSINESS

  The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                    VOTING VIA THE INTERNET OR BY TELEPHONE

  Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

Shares Registered Directly in the Name of the Stockholder

  Stockholders with shares registered directly with Boston Equiserve, the Company's transfer agent, may vote telephonically by calling Boston Equiserve
at              or you may vote via the Internet at the following address on the World Wide Web:

  www.equiserve.com/proxy/

  and follow the instructions on your screen.

Shares Registered in the Name of a Brokerage Firm or Bank

  A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different from the program provided by Boston Equiserve for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form or you may vote via the Internet at the following address on the World Wide Web:

  www.proxyvote.com

  and follow the instructions on your screen.

                               By Order of the Board of Directors,
                               /s/ Daniel Cooperman
                               DANIEL COOPERMAN
                               Senior Vice President, General Counsel
                                & Secretary

  All stockholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or to vote electronically via the Internet or telephone. Thank you for your prompt attention to this matter.

                                                                       APPENDIX

                              ORACLE CORPORATION
                     1991 LONG-TERM EQUITY INCENTIVE PLAN
                                  As Amended

  1. Purpose. This 1991 Long-Term Equity Incentive Plan ("Plan") is established as a compensatory plan to enable Oracle Corporation (the "Company") to provide an incentive to eligible employees, officers, independent consultants, directors who are also employees or consultants, and advisers whose present and potential contributions are important to the continued success of the) Company, to afford such persons an opportunity to acquire a proprietary interest in the Company, and to enable the Company to continue to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights,
(c) stock appreciation rights, and (d) long-term performance awards.

  2. Definitions. As used herein, the following definitions shall apply:

    (a) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

    (b) "Board" means the Board of Directors of the Company.

    (c) "Code" means the Internal Revenue Code of 1986, as amended.

    (d) "Committee" means the Committee or Committees referred to in Section 5 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

    (e) "Common Stock" means the Common Stock, $.01 par value per share, of the Company.

    (f) "Company" means Oracle Corporation, a corporation organized under the laws of the state of Delaware, or any successor corporation.

    (g) "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

    (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

      (i) the last reported sale price of the Common Stock of the Company on the Nasdaq National Market or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

      (ii) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

      (iii) if such Common Stock shall not be quoted on such National Market nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

      (iv) if none of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined in good faith by the Board of Directors of the Company in its discretion.

    (i) "Insider" means an executive officer or director of the Company or any other person whose transactions in Common Stock are subject to Section 16(b) of the Exchange Act.

    (j) "Long-Term Performance Award" means an award under Section 9 below. A Long-Term Performance Award shall permit the recipient to receive a stock bonus (as determined by the Committee) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate.

    (k) "Option" means any option to purchase shares of Common Stock granted pursuant to Section 6 below.

    (l) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (m) "Plan" means this 1991 Long-Term Equity Incentive Plan, as hereinafter amended from time to time.

    (n) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 8 below.

    (o) "Right" means and includes Stock Appreciation Rights and Stock Purchase Rights granted pursuant to the Plan.

    (p) "Stock Appreciation Right" means an award made pursuant to Section 7 below, which right permits the recipient to receive cash equal to the difference between the Fair Market Value of Common Stock on the date of grant of the Option and the Fair Market Value of Common Stock on the date of exercise of the Stock Appreciation Right.

    (q) "Stock Purchase Right" means an award made pursuant to Section 8 below, which right permits the recipient to purchase Common Stock pursuant to a restricted stock purchase agreement entered into between the Company and the Participant.

    (r) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  3. Eligibility. Awards may be granted to employees, officers, directors who are also employees or consultants, independent consultants and advisers of the Company or any Parent, Subsidiary or Affiliate of the Company (provided such consultants, and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) (collectively, the "Participants"). ISOs (hereinafter defined in Section 6 hereof may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. A Participant may be granted more than one award under this Plan. The Company, from time to time, also may assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in replacement of the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. Options and SARs on no more than 10,125,000 shares of Common Stock may be granted to any individual in any year under this Plan. Notwithstanding the other terms of this Plan, options granted under the Datalogix International Inc. Amended and Restated 1992 Incentive Stock Plan and 1986 Key Employees' Stock Option Plan (collectively, the "Datalogix Plans") shall be assumed by the Corporation under this Plan pursuant to the Agreement and Plan of Merger dated as of September 24, 1996, as amended October 8, 1996, and, with respect to such assumed options, this Plan shall include the terms and conditions contained in the Datalogix Plans as applicable only to such options. To the extent any provision of this Plan could be deemed to provide an additional benefit to the holders of such options within the meaning of
Section 424(a) of the Code, such provision shall not apply to such option holder, and to the extent any term contained in the applicable Datalogix Plan directly conflicts with the terms of this Plan, the terms of the applicable Datalogix Plan shall govern.

  Notwithstanding the other terms of this Plan, options granted by Treasury Services Corporation (collectively, the "TSC Options") shall be assumed by the Corporation under this Plan pursuant to the Agreement and Plan of Reorganization dated as of July 30, 1997, and, with respect to the TSC Options, this Plan shall include the terms and conditions of such TSC Options as applicable only to such options. To the extent any provision of this Plan could be deemed to provide an additional benefit to the holders of the TSC Options within the meaning of Section 424(a) of the Code, such provision shall not apply to such option holder, and to the extent any term contained in the applicable TSC Option directly conflicts with the terms of this Plan, the terms of the applicable TSC Option shall govern.

  4. Stock Subject to the Plan. Subject to Section 11 and 12, the total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 283,125,000 shares (the "Shares"). Subject to Sections 11 and 12, if any shares of Common Stock that have been subject to issuance upon exercise of an Option cease to be subject to such Option, or if any shares of Restricted Stock or other shares that are subject to any Right, Option or Long-Term Performance Award granted hereunder are forfeited or repurchased or any such award otherwise terminates without a payment being made to the Participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards or Option grants under the Plan.

  5. Administration.

    (a) Procedure. The Plan shall be administered by (i) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto ("Rule 16b-3"), with respect to a plan intended to qualify under Rule 16b-3 as a discretionary plan, or (ii) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may change the size of the Committee, appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. As used herein, except in Section 18 and 20, reference to the Board shall mean such Board or the Committee, whichever is then acting with respect to the Plan.

    (b) Authority. Subject to the general purposes, terms, and conditions of the Plan, and to the direction of the Board, the Committee, if there be one, shall have full power to implement and carry out the Plan including, but not limited to, the following:

      (i) to select the employees, officers, consultants, directors and advisers of the Company and/or its Subsidiaries to whom Options, Rights and Long-Term Performance Awards, or any combination thereof, may from time to time be granted hereunder;

      (ii) to determine whether and to what extent Options, Rights and Long-Term Performance Awards, or any combination thereof, are granted hereunder;

      (iii) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

      (iv) to approve forms of agreement for use under the Plan;

      (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding the Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

      (vi) to determine whether and under what circumstances an Option may be settled in cash or Restricted Stock under Section 6(h) instead of Common Stock;

      (vii) to determine the form of payment that will be acceptable consideration for exercise of an Option, Right or Long-Term Performance Award granted under the Plan;

      (viii) to determine whether; or to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

      (ix) to reduce the exercise price of any Option or Right; and

      (x) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Rights.

  The Committee shall have the authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan, and any such interpretation shall be final and binding on all persons having an interest in any award under this Plan.

  In addition to such other rights of indemnification as they may have as directors, members of the Committee shall be indemnified by the Company against any reasonable expenses, including attorneys' fees actually and necessarily incurred, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereon, (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such director is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a director shall in writing offer the Company the opportunity, at its own expense, to handle the defense of the same.

  6. Stock Options. The Committee, in its discretion, may grant Options to eligible Participants and shall determine whether such Options shall be Incentive Stock Options ("ISOs") within the meaning of the Code or Nonqualified Stock Options ("NQSOs"). Each Option shall be evidenced by a written Option agreement which shall expressly identify the Option as an ISO or as NQSO, and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. Without limiting the foregoing, the Committee may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue new Options including Options in exchange for the surrender and cancellation of any or all outstanding Options or Rights.

  The Committee shall determine the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

    (a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (the "Grant") in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

    (b) Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option will be delivered to Participant with a copy of this Plan within a reasonable time after the granting of the Option.

    (c) Exercise Price. The exercise price of an Option shall be determined by the Committee on the date the Option is granted; such price may be less than the Fair Market Value of the Common Stock on the date the Option is granted, provided that (i) the exercise price of an NQSO granted to a person other than an employee shall be not less than 100% of the Fair Market Value of the Shares on the date the Option is granted; (ii) the exercise price of any ISO granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Stockholder") shall not be less than 110% of the Fair Market Value of the Shares on the date the Option is granted; and (iii) the exercise price of any ISO granted to an employee who is not a 10% stockholder must not be less than 100% of the fair market value on the date the Option is granted.

    (d) Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant; provided, however; that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that (i) no ISO granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years from the date the Option is granted,
  (ii) no Option granted to a resident of the United Kingdom shall be exercisable after the expiration of seven years minus one day from the date it is granted, (iii) no Option granted to a resident of the Netherlands shall be exercisable after the expiration of five years from the date it is granted, and (iv) no Option granted to a resident of Belgium shall be exercisable before the expiration of one year from the date it is granted or after the expiration of six years from the date it is granted. The Committee also may provide for the exercise of options either as to an increased percentage of shares per year or as to all remaining shares, if the Participant with the approval of the Company, shall retire.

    (e) Limitations on ISOs. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that becomes exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

    (f) Options Non-Transferable. Options granted under this Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however; that NQSOs held by a Participant who is not an Insider; may be transferred to such family members, trusts and charitable institutions as the Committee, in its sole discretion, shall approve at the time of the grant of such Option.

    (g) Assumed Options. In the event the Company assumes an option granted by another company, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of Shares issuable upon exercise, which will be adjusted appropriately pursuant to
  Section 424(a) of the Code). In the event the Company elects to grant a new option rather than assuming an existing option (as specified in Section 3), such new option may be granted with a similarly adjusted exercise price.

    (h) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Common Stock (including Restricted Stock), an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

    (i) Notice. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

    (j) Payment. Payment for Shares purchased upon exercise of an Option may be made in cash (by check) or; where approved by the Committee in its sole discretion at the time of grant and where permitted by law: (i) by cancellation of indebtedness of the Company to the Participant; (ii) by surrender of Shares of Common Stock having a Fair Market Value equal to the applicable exercise price of the Options, that have been owned by the Participant for more than six (6) months (and which have been paid for within the meaning of the Securities and Exchange Commission (the "SEC") Rule 144 of the 33 Act and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares), or were obtained by the Participant in the open public market; (iii) where approved by the Committee in its discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code, provided that the portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration; (iv) by waiver of compensation due or accrued to the Participant for services rendered; (v) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vi) provided that a public market for the Company's stock exists, through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (vii) by any combination of the foregoing.

    (k) Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following:

      (i) If the Participant ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, the Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable upon the date of termination of the Participant's employment, within three (3) months after the date of termination (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Option.

      (ii) If the Participant's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the Disability of the Participant, or if the Participant dies within three
    (3) months of his termination of employment, the Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable by the Participant on the date of termination of Participant's employment, by the Participant (or the Participant's legal representative) within twelve (12) months after the date of termination of the Participant's employment (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Options.

      (iii) If the Participant's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of the Participant, the Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable by the Participant on the first vesting date occurring after such death as may be specified in the Grant (the "Option Vesting Date") and on the next subsequent Option Vesting Date, by the Participant's legal representative within twelve (12) months after the date of the Participant's death (or such shorter period as may be specified in the Grant), but in any event no later than the expiration date of the Options.

      (iv) The Committee shall have discretion to determine whether a Participant has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated or whether such Participant is on an authorized leave of absence or absence for military or governmental service.

      (v) In the case of a Participant who is a director, consultant, or adviser, the Committee will have the discretion to determine whether the Participant is "employed by the Company or any Parent, Subsidiary or Affiliate of the Company" pursuant to the foregoing Sections.

      (vi) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the full number of Shares as to which the Option is then exercisable.

      (vii) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the" Securities Act"), all applicable state securities laws and the requirements of any stock exchange or national market system upon which the Shares may then be listed, as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

    (l) Modification, Extension and Renewal of Options. The Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of the Participant, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee shall have the power to reduce the exercise price of outstanding Options without the consent of Participants by a written notice to the Participants affected; provided, however, that the exercise price per Share may not be reduced below the minimum exercise price that would be permitted under Section 6(c) of this Plan for Options granted on the date the action is taken to reduce the exercise price.

    (m) Belgian Optionees. Notwithstanding anything to the contrary herein, Options granted to residents of Belgium shall conform to the following: such Options may not be exercisable after termination of such Participant's employment with the Company, whether by death, disability or otherwise; shares purchased pursuant to such Options shall not be resalable earlier than two years after the date of exercise of such Options for such shares, and such shares shall be held during such period at a registered Company office; no Belgium employee may acquire more than 20% of the shares of the Company pursuant to such Options; and no Belgium employee shall pay more than 25% of such employee's last normal annual salary nor BF 500,000 per year for the exercise of such Options.

  7. Stock Appreciation Rights. Stock Appreciation Rights may be granted only in connection with an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to such Stock Appreciation Rights.

    (a) Grant of Stock Appreciation Right. The Stock Appreciation Right shall entitle the Participant to exercise the Rights by surrendering to the Company an unexercised portion of the underlying Option as to which the Participant has a right to exercise. The Participant shall receive in exchange from the Company an amount equal to the excess of (x) the Full Market Value on the date of exercise of the Common Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Common Stock covered by the surrendered portion of the underlying Option. Notwithstanding the foregoing, the Committee may place limits on the amount that may be paid upon exercise of a Stock Appreciation Right; provided, however, that such limit shall not restrict the exercisability of the underlying Option. In the event that a Stock Appreciation Right is granted that relates to an ISO, such Right shall contain such additional or different terms as may be necessary under applicable regulations to preserve treatment of the ISO as such under Section 422 of the Code.

    (b) Forfeiture of Option. When a Stock Appreciation Right is exercised, the underlying Option, to the extent surrendered, shall no longer be exercisable and shall be deemed canceled.

    (c) Expiration of Stock Appreciation Right. A Stock Appreciation Right shall be exercisable only when and to the extent that the underlying Option is exercisable and shall expire no later than the date on which the underlying Option expires.

    (d) Exercise of Stock Appreciation Right. A Stock Appreciation Right may be exercised only at a time when the full Market Value of the Common Stock covered by the underlying Option exceeds the exercise price of the Common Stock covered by the underlying Option. Notwithstanding the foregoing, with respect to Insiders, in no event may a Stock Appreciation Right be exercisable within the first six months of the grant of such Stock Appreciation Right; provided, however, that this limitation shall not apply in the event that death or Disability of the Participant occurs prior to the expiration of the six-month period.

    (e) Form of Payment. The Company's obligation arising upon the exercise of a Stock Appreciation Right may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, and may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Committee, in its sole discretion, may determine. Shares of Common Stock issued upon the exercise of a Stock Appreciation Right shall be valued at the Fair Market Value of the Common Stock as of the date of exercise.

    (f) Compliance With Section 16(b). A person who is subject to Section 16(b) of the Exchange Act may only make an election to receive cash in full or partial settlement of the Stock Appreciation Right or exercise a Stock Appreciation Right during such time or times as are permitted by Rule 16b-3 or any successor provision.

  8. Stock Purchase Rrights.

    (a) Rights to Purchase. Stock Purchase Rights to purchase Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan. Alter the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed 60 days from the date the Stock Purchase Right was granted. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement (the "Purchase Agreement") in the form determined by the Committee.

    (b) Repurchase Option. Unless the Committee determines otherwise, the Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

    (c) Other Provisions. The Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. The provisions of Purchase Agreements need not be the same with respect to each purchaser.

  9. Long-Term Performance Awards.

    (a) Administration. Long-Term Performance Awards are stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Committee shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance factors to be used in the determination of a Long-Term Performance Award and the extent to which such Long-Term Performance Awards have been earned. Long-Term Performance Awards may vary from

  Participant to Participant and between groups of Participants and shall be based upon the achievement of Company, Parent, Subsidiary or Affiliate, or upon such individual performance factors or upon such other criteria as the Committee may deem appropriate. Performance Periods may overlap and Participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each Participant.

    At the beginning of each Performance Period, the Committee shall determine for each Long-Term Performance Award subject to such Performance Period, the number of shares of Common Stock to be awarded to the Participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as maybe determined by the Committee.

    (b) Adjustment of Awards. The Committee may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in law, accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

    (c) Termination. Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a Participant terminates his or her employment or his or her consultancy during a Performance Period because of death or Disability, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

    Except as otherwise provided in the applicable Long-Term Performance Award agreement, if a Participant terminates employment or his or her consultancy during a Performance Period for any other reason, then such a Participant shall not be entitled to any payment with respect to the Long-Term Performance Award subject to such Performance Period, unless the Committee shall otherwise determine.

    (d) Form of payment. The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee. Payment shall be made in the form of cash, whole shares of Common Stock, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine. If and to the extent the full amount of a Long-Term Performance Award in not paid in Common Stock, then the shares of Common Stock representing the portion of the value of the Long-Term Performance Award not paid in Common Stock shall again become available for award under the Plan.

  10. Withholding Taxes.

    (a) Withholding Generally. Whenever; under the Plan, Shares are to be issued in satisfaction of Options, Rights or Long-Term Performance Awards granted hereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

    (b) Stock Withholding. When a Participant incurs tax liability in connection with the exercise or vesting of any Option, Right or Long-Term Performance Award, which tax liability is subject to tax withholding under applicable tax laws, and the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

    All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

      (i) the election must be made on or prior to the applicable Tax Date;

      (ii) once made, the election shall be irrevocable as to the particular Shares as to which the election is made;

      (iii) all elections shall be subject to the consent or disapproval of the Committee;

      (iv) if the Participant is an Insider, the election may not be made within six months of the date of grant of the Option, Right or Long-Term Performance Award; provided, however that this limitation shall not apply in the event that death or disability of the Participant occurs prior to the expiration of the six-month period; and

      (v) if the Participant is an Insider, the election must be made either six months prior to the Tax Date or in the 10-day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; provided however, that on and after such date as the Company elects to comply with the requirements of Rule 16b-3, as amended effective May 1, 1991, the provisions of Rule 16b-3(d)(1)(i) and Rule 16b-3(e) of the Exchange Act shall apply with respect to any such elections in accordance with rules established by the Committee.

  In the event the election to have shares withheld is made by a Participant who is an Insider and the Tax Date is deferred until six months after exercise of the Option under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

  11. Adjustment of Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares deliverable in connection with any Option, Right or Long-Term Performance Award, and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued and any resulting fractions of a share shall be ignored.

  12. Assumption of Options by Successors.

    (a) Assumption. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation (other than a merger with a wholly owned subsidiary or where there is no substantial change in the stockholders of the Company and the obligations of the Company under this Plan are assumed by the successor corporation), the sale of substantially all of the assets of the Company, or, any other transaction which qualifies as a "corporate transaction" under Section 425(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company), any or all outstanding Options and Rights, notwithstanding any contrary terms of the Plan, shall accelerate and become exercisable in full prior to and shall expire on the consummation of such dissolution, liquidation, merger or sale of assets at such times and on such conditions as the Committee shall determine unless the successor corporation assumes the outstanding obligations or substitutes substantially equivalent Options or Rights. Any Option or Right held by a Participant whose employment with the successor corporation is terminated by such corporation without cause, within twelve
  (12) months after consummation of the merger, consolidation or sale of assets, shall accelerate and become immediately and fully exercisable upon such termination.

    (b) Acceleration Upon Unfriendly Takeover. Notwithstanding anything in
  Section 12(a) hereof to the contrary, if fifty percent (50%) or more of the outstanding voting securities of the Company becomes beneficially owned (as defined in Rule 13d-3 promulgated by the SEC) by a person (as defined in Section 2(2) of the Securities Act and in Section 13(d)(3) of the Exchange Act) in a transaction or series of transactions expressly disapproved by the Board, then all outstanding Options or Rights under this Plan shall become immediately exercisable with no further act or action required by the Committee.

  13. Employment Relationship. Nothing in the Plan or any award made thereunder shall interfere with or limit in any way the right of the Company or of any Parent, Subsidiary or Affiliate to terminate any recipient's employment or consulting relationship at any time, with or without cause, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent, Subsidiary or Affiliate.

  14. General Restriction. Each award shall be subject to the requirement that, if, at any time, the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to such award upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such award or the issue or purchase of Shares thereunder, such award may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

  15. Rights as a Stockholder. The holder of an Option, Right or Long-Term Performance Award shall have no rights as a stockholder with respect to any Shares covered by the Option, Right or Long-Term Performance Award until the date of exercise. Once an Option, Right or Long-Term Performance Award is exercised by the holder thereof, the Participant shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her holding is entered upon the records of the duly authorized transfer agent of the Company. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

  16. Nonassignability of Awards. Except as otherwise provided in Section 6(f) hereof, no awards made hereunder shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution and as otherwise consistent with the specific Plan provisions relating thereto. During the life of the recipient, an Option, Right or Long-Term Performance Award shall be exercisable only by him or her.

  17. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provisions of the Plans shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including without limitation, the granting of Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

  18. Adoption and Stockholder Approval. This Plan shall become effective on the date that it is adopted by the Board of the Company. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan is adopted by the Board. Upon the effective date of the Plan, the Board may grant awards pursuant to this Plan; provided that, in the event that stockholder approval is not obtained within the time period provided herein, all awards granted hereunder shall terminate.

  19. Term of Plan. Awards may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date on which this Plan is adopted by the Board.

  20. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect including (but not limited to) amendment of any form of grant, exercise agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding award or any unexercised portions thereof, without the written consent of the Participant.

[proxy card--front]

                              ORACLE CORPORATION
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 18, 1999

  The undersigned hereby appoints LAWRENCE J. ELLISON, RAYMOND J. LANE and JEFFREY O. HENLEY, or any of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of ORACLE CORPORATION, to be held on Monday, October 18, 1999, at 10:00 a.m., in the Oracle Corporation Conference Center, 350 Oracle Parkway, Redwood City, California, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NINE NOMINEES FOR ELECTION, TO APPROVE THE ADOPTION OF THE EXECUTIVE OFFICERS FISCAL YEAR 2000 BONUS PLAN, TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, TO APPROVE THE AMENDMENT TO THE 1991 LONG-TERM EQUITY INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

  [proxy card--back]
  (Continued from other side)

  1.  ELECTION OF DIRECTORS

    FOR all nominees listed below (except as marked to the contrary below):

    WITHHOLD AUTHORITY to vote for all nominees listed below:
    Nominees: Lawrence J. Ellison, Donald L. Lucas, Michael J. Boskin, Raymond J. Lane, Jeffrey O. Henley, Jack F. Kemp, Jeffrey Berg, Richard McGinn and Kay Koplovitz.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)
-------------------------

  2. PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S EXECUTIVE OFFICERS FISCAL YEAR 2000 BONUS PLAN

                  [_] FOR       [_] AGAINST       [_] ABSTAIN

  3. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

                  [_] FOR       [_] AGAINST       [_] ABSTAIN

  4. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 1991 LONG-TERM EQUITY INCENTIVE PLAN

                  [_] FOR       [_] AGAINST       [_] ABSTAIN

  5. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MAY 31, 2000

                  [_] FOR       [_] AGAINST       [_] ABSTAIN

  6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

Please sign exactly as the name or names appear on stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their positions when signing.

                                          Dated:  , 1999

                                          -----------------------------------

                                          Signatures

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.